UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities and Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 10, 2001
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                          WAVERIDER COMMUNICATIONS INC.
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               (Exact name of registrant as specified in charter)


                                     NEVADA
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         (State or other jurisdiction of incorporation or organization)



               0-25680                         33-0264030
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      (Commission File Number)   (I.R.S. Employer Identification Number)



         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
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               (Address of principal executive offices) (Zip Code)



                                 (416) 502-3200
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)

Item 9   Regulation FD Disclosure

This document contains forward-looking statements that involve risks and uncertainties, including the risks associated with the effect of changing economic conditions, trends in the development of the Internet as a commercial medium, market acceptance risks, technological development risks, seasonality and other risk factors detailed in the Company's filings with the Securities and Exchange Commission

The following disclosures appear on our website.

                          WaveRider Communications Inc.
                    Brief Description of Our Rights Offering

We plan to grant our stockholders rights to buy units.


         We plan to grant each of our stockholders one right for each share of our common stock held by the stockholder on October 19, 2001, the record date set by our Board of Directors. For example, if you own 1,000 shares of our common stock on October 19, 2001, you will receive 1,000 rights. The rights are not transferable by you. Each right will allow you to subscribe to purchase a unit at a price to be set on the date the rights offering is commenced. If you exercise all the rights granted to you, you may be able to subscribe for additional units subject to the limit on the total number of units we are offering. We will accept subscriptions for up to a maximum of 14,000,000 units. If more than 14,000,000 units are subscribed for, we will allocate them on a pro rata basis.

A unit consists of one share of common stock and one warrant.

         If you exercise one right we will issue you one unit consisting of one share of our common stock and one warrant, subject to the 14,000,000 unit limit. The warrant will allow the holder to purchase one share of common stock at any time during the next three years at a price equal to 110% of the exercise price of the rights. Under certain circumstances, we will have the right to repurchase the warrant. Both the shares of common stock and the warrants will be transferable.

We expect to commence the rights offering later this year.

         On September 25, 2001 we filed a registration statement with the SEC which outlines the terms of our rights offering. We have set a record date of October 19, 2001 and expect to finalize the registration statement before the end of October. Once we have finalized the registration statement, the rights offering will commence and we will mail a copy of the offering documents, including a prospectus, to each of our stockholders, as of the record date. After the commencement of the offering each stockholder will have 30 days from the date we mail the materials to elect to exercise the rights. We may extend the length of the offering by up to an additional 30 days.

This notice is not an offer to sell securities.

         A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

         No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance given after the effective date. An indication of interest in response to this advertisement will involve no obligation or commitment of any kind.

         The rights are being offered by WaveRider Communications Inc. and represent a new financing. A written prospectus may be obtained by contacting us at:

                       WaveRider Communications, Inc. - Investor Relations 255 Consumers Road, Suite 500
                       Toronto, Ontario Canada M2J 1R4
                       (416) 502-3200
                       investor@waverider.com


Signatures:

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 10, 2001
                                      WaveRider Communications Inc.

                                      Per: /s/ D. Bruce Sinclair
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                                           D. Bruce Sinclair, President & CEO